EXHIBIT 10.13
JOINDER AGREEMENT
     Pacific Asset Partners, LLC (the “undersigned”) is executing and delivering this Joinder Agreement (this “Agreement”) pursuant to Section 10(h)(2) of that certain Note Purchase Agreement, dated as of December 29, 2006, by and among Berliner Communications, Inc. (“Berliner”) and certain investors set forth in Schedule A attached thereto (the “Note Purchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Note Purchase Agreement.
RECITALS
     WHEREAS, the undersigned desires to purchase a Note in the principal amount of $1,000,000 and warrants to purchase 500,000 shares of Common Stock; and
     WHEREAS, the undersigned desires to enter into this Agreement to become, for all purposes, a Buyer and an Investor under the Note Purchase Agreement and to thereby evidence its intention to agree to be bound by the terms of the Note Purchase Agreement as if it were an original party thereto.
AGREEMENT
     In consideration of the premises, the agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees as follows:
     1. The undersigned hereby acknowledges, agrees, and confirms that upon execution and delivery of this Agreement, the undersigned (and any successor in interest thereto) shall irrevocably become and be deemed to be a “Buyer” and an “Investor” under the Note Purchase Agreement and shall have all of the obligations, rights and benefits of a “Buyer” and an “Investor” (as such terms are defined and used in the Note Purchase Agreement) for all purposes under the Note Purchase Agreement. The undersigned shall further be deemed to be a secured party pursuant to the Security Agreement and a beneficiary under the Guaranty, and shall have all the obligations, rights and benefits as such under such agreements.
     2. The undersigned hereby acknowledges, agrees, and confirms that upon execution and delivery of this Agreement, the undersigned (or any successor in interest thereto) shall not be entitled to any obligations, rights or benefits expressly provided to Sigma Opportunity Fund, LLC or its affiliates (“Sigma”), in their individual capacity, under the Note Purchase Agreement.
     3. The undersigned hereby acknowledges, agrees, and confirms that upon execution and delivery of this Agreement, all representations and warranties made by Berliner under the Note Purchase Agreement speak as of the date of execution of the Note Purchase Agreement, or such other date as expressly set forth therein.

Joinder Agreement

     4. The undersigned hereby acknowledges, agrees, and confirms that upon execution and delivery of this Agreement, all representations and warranties made by the undersigned as a “Buyer” under the Note Purchase Agreement speak as of the date of execution of this Agreement.
     5. The undersigned represents and warrants that it has fully reviewed and understands the Note Purchase Agreement and acknowledges that it is not being, and has not been, represented by legal counsel for Berliner or Sigma. The undersigned further acknowledges that it has been advised to seek legal counsel independent of any party to the Note Purchase Agreement before executing this Agreement, and represents that independent legal counsel has been consulted to the extent deemed necessary by the undersigned or its duly authorized representatives.
     6. (a) The undersigned hereby irrevocably designates Sigma Opportunity Fund, LLC as collateral agent (the “Collateral Agent”) for the ratable benefit of the holders of the Notes and Other Notes, with full authority in the place and stead of the undersigned and in the name of the undersigned, from time to time in the Collateral Agent’s discretion, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable or required by applicable law to perfect and protect the security interest granted by the Security Agreement or to enable the undersigned to exercise and enforce its rights and remedies under the Security Agreement with respect to any of the collateral thereunder. Without limiting the generality of the foregoing, the Collateral Agent may execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or advisable or required by applicable law or that the Collateral Agent may reasonably request to protect and preserve the security interests granted by the Security Agreement, without the signature of the undersigned. The Collateral Agent may perform any of its duties hereunder by and through its agents or employees. The undersigned authorizes the Collateral Agent to execute on its behalf any intercreditor agreement the Collateral Agent enters into with any senior lender permitted pursuant to the terms of the Note Purchase Agreement or the Note.
     (b) The undersigned shall not have the right to cause the Collateral Agent to take any action with respect to the collateral, with only the holders of a majority interest of the Notes (the “Majority Holders”) having the right to direct the Collateral Agent to take any such action. If the Collateral Agent shall request instructions from the Majority Holders with respect to any act or action (including failure to act), the Collateral Agent shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Majority Holders, and to the extent requested, appropriate indemnification in respect of actions to be taken by the Collateral Agent; and the Collateral Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, the undersigned shall not have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting hereunder in accordance with the instructions of the Majority Holders or as otherwise specifically provided in the Agreement.
     (c) The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. Neither the Collateral Agent nor any of its members, managers, employees or agents shall be liable for any action taken or omitted by it or them as such pursuant to this Agreement or in connection herewith, unless caused by its or their gross

Joinder Agreement

negligence or willful misconduct. The duties of the Collateral Agent shall be mechanical and administrative in nature and the Collateral Agent shall not have a fiduciary relationship in respect of the undersigned. Nothing in this Agreement, expressed or implied, shall be construed as to impose upon the Collateral Agent any obligation except as expressly set forth herein. Neither the Collateral Agent nor any of its members, managers, employees or agents shall be liable for any act it or they may do or omit to do while acting in good faith and in the exercise of its or their own best judgment. The Collateral Agent shall have the right at any time to consult with counsel on any question arising pursuant hereto and any act taken or omitted to be taken in reliance upon advice of counsel shall conclusively be deemed to have been done or omitted in good faith. The Collateral Agent shall incur no liability for any delay reasonably required to obtain the advice of counsel.
     (d) The authority granted hereunder to the Collateral Agent shall continue and remain in full force and effect so long as the Senior Subordinated Secured Convertible Promissory Note issued by Berliner to the undersigned is outstanding and unpaid.
     7. The undersigned further agrees to execute any and all additional documents, instruments or certificates, including, without limitation, a counterpart signature page to the Note Purchase Agreement, that Berliner may reasonably request be executed in order for the undersigned to become a party to the Note Purchase Agreement.
     8. This Agreement may be signed and delivered by facsimile signature and in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
     9. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws thereof.
[Signature Page Follows]

Joinder Agreement

     IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be executed as of the 2nd day of February, 2007.

PACIFIC ASSET PARTNERS, LLC
By:	/s/ Robert M. Stafford
	Name:	Robert M. Stafford
	Title:	General Partner

Agreed as to Section 6
SIGMA OPPORTUNITY FUND, LLC
By: Sigma Capital Advisors, managing member

By:	/s/ Thom Waye
Thom Waye
Manager

ACKNOWLEDGED AND AGREED:

BERLINER COMMUNICATIONS, INC.
By:	/s/ Rich Berliner
	Name:	Rich Berliner
	Title:	Chief Executive Officer

BCI COMMUNICATIONS, INC.
By:	/s/ Rich Berliner
	Name:	Rich Berliner
	Title:	Chief Executive Officer

Joinder Agreement